EXHIBIT 1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that (1) the Statement on Schedule 13D, dated July 24, 2006 ("Schedule 13D"), with respect to the Common Shares of Lorus Therapeutics Inc. is, and any subsequent amendment to the Schedule 13D executed by us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and (2) this agreement shall be included as an exhibit to the Schedule 13D and each such amendment thereto. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this agreement this 24th day of July, 2006.

                                      HIGH TECH BETEILIGUNGEN GMBH & CO. KG



                                      By: /s/ Christian Schutte
                                          _____________________________________
                                          Name: Christian Schutte
                                          Title: Managing Director


                                      By: /s/ Dr. Erich Hacker
                                          _____________________________________
                                          Name: Dr. Erich Hacker
                                          Title: Managing Director



                                      HIGH TECH PRIVATE EQUITY GMBH


                                      By: /s/ Christian Schutte
                                          _____________________________________
                                          Name: Christian Schutte
                                          Title: Managing Director


                                      By: /s/ Dr. Erich Hacker
                                          _____________________________________
                                          Name: Dr. Erich Hacker
                                          Title: Managing Director



                                      CONPHARM ANSTALT


                                      By: /s/ Georg Ludwig
                                          _____________________________________
                                          Name: Georg Ludwig
                                          Title: Managing Director



                                      /s/ Georg Ludwig
                                      _________________________________________
                                      Georg Ludwig